EXHIBIT 10.3

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Agreement”), dated as of October 26, 2021 (the “Amendment Effective Date”), is entered into among TELEDYNE TECHNOLOGIES INCORPORATED, a Delaware corporation (the “Company”), the Designated Borrowers (defined herein), the Subsidiary Guarantors (defined herein), the Lenders (defined herein) and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”).
RECITALS
WHEREAS, the Company, certain Subsidiaries of the Company party thereto (each a “Designated Borrower” and, together with the Company, the “Borrowers” and, each a “Borrower”), certain other Subsidiaries of the Company party thereto (each a “Subsidiary Guarantor”), the lenders from time to time party thereto (the “Lenders”) and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, have entered into that certain Amended and Restated Credit Agreement dated as of March 4, 2021 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);
WHEREAS, certain loans and/or other extensions of credit (the “Loans”) under the Credit Agreement denominated in Euros, Canadian Dollars and Sterling (collectively, the “Impacted Currencies”) incur or are permitted to incur interest, fees, commissions or other amounts based on the London Interbank Offered Rate as administered by the ICE Benchmark Administration (“LIBOR”) in accordance with the terms of the Credit Agreement; and
WHEREAS, applicable parties under the Credit Agreement have determined in accordance with the Credit Agreement that LIBOR for the Impacted Currencies should be replaced with a successor rate in accordance with the Credit Agreement and, in connection therewith, the Administrative Agent has determined that certain conforming changes are necessary or advisable.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.     Defined Terms. Capitalized terms used herein but not otherwise defined herein (including on any Appendix attached hereto) shall have the meanings provided to such terms in the Credit Agreement, as amended by this Agreement.
2.    Agreement. Notwithstanding any provision of the Credit Agreement or any other document related thereto (the “Loan Documents”) to the contrary, the parties hereto hereby agree that the terms set forth on Appendix A shall apply to the Impacted Currencies. For the avoidance of doubt, to the extent provisions in the Credit Agreement apply to the Impacted Currencies and such provisions are not specifically addressed by Appendix A, the provisions in the Credit Agreement shall continue to apply to the Impacted Currencies.
3.    The following language is hereby added to Article X of the Credit Agreement as new Section 10.13:
10.13 Recovery of Erroneous Payments.

Teledyne Confidential; Commercially Sensitive Business Data

Without limitation of any other provision in this Agreement, if at any time the Administrative Agent makes a payment for the account of the Lenders or the L/C Issuer hereunder, whether or not in respect of an Obligation due and owing by the Borrowers at such time, as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (1) the applicable Borrower has not in fact made such payment; (2) the Administrative Agent has made a payment in excess of the amount so paid by such Borrower (whether or not then owed); or (3) the Administrative agent has for any reason otherwise erroneously made such payment, then in any such event, each Lender receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount received by such Lender in Same Day Funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Each Lender irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount.  The Administrative Agent shall inform each Lender promptly upon determining that any payment made to such Lender comprised, in whole or in part, a Rescindable Amount.

4.    Paragraph 11.19 of the Credit Agreement is hereby amended and restated in its entirety as follows:

11.19 Electronic Execution of Assignments and Certain Other Documents.

This Agreement and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Agreement (each a “Communication”), may, if agreed by the Administrative Agent, be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Agreement. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent shall be entitled to rely on any such Electronic Signature without further verification and (b) upon the request of the Administrative Agent any Electronic Signature shall be promptly followed by a manually executed, original counterpart. For purposes hereof, “Electronic Record” and “Electronic

Teledyne Confidential; Commercially Sensitive Business Data
2

Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.
5.    Conflict with Loan Documents. In the event of any conflict between the terms of this Agreement and the terms of the Credit Agreement or the other Loan Documents, the terms hereof shall control.
6.    Conditions Precedent. This Agreement shall become effective upon receipt by the Administrative Agent of counterparts of this Agreement, properly executed by the Borrowers, the Administrative Agent and the Lenders.
7.    Payment of Expenses. The Borrowers agree to reimburse the Administrative Agent for all reasonable fees, charges and disbursements of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, including all reasonable fees, charges and disbursements of counsel to the Administrative Agent (paid directly to such counsel if requested by the Administrative Agent).
8.    Miscellaneous.
(a)The Loan Documents, and the obligations of the Borrowers under the Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement is a Loan Document.
(b)Each Borrower (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents.
(c)Each Borrower represents and warrants that:
(i)    The execution, delivery and performance by such Person of this Agreement is within such Person’s organizational powers and has been duly authorized by all necessary organizational, partnership, member or other action, as applicable, as may be necessary or required.
(ii)    This Agreement has been duly executed and delivered by such Person, and constitutes a valid and binding obligation of such Person, enforceable against it in accordance with the terms hereof, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.
(iii)    The execution and delivery by such Person of this Agreement and performance by such Person of this Agreement have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i)contravene the terms of its certificate or articles of incorporation or organization or other applicable constitutive documents, (ii)conflict with or result in any breach or contravention of, or the creation of any lien under, or require any payment to be made under (x)any contractual obligation to which such Person is a party or affecting such Person or the properties of such Person or any subsidiary thereof or (y)any order, injunction, writ or decree of any

Teledyne Confidential; Commercially Sensitive Business Data
3

governmental authority or any arbitral award to which such Person or any subsidiary thereof or its property is subject or (c)violate any law.
(iv)    Before and after giving effect to this Agreement, (A) all representations and warranties of such Person set forth in the Loan Documents are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality (after giving effect to such materiality qualification)) on and as of the Amendment Effective Date (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality (after giving effect to such materiality qualification)) as of such earlier date), and (B) no Event of Default exists.
(d)This Agreement may be in the form of an electronic record (in “.pdf” form or otherwise) and may be executed using electronic signatures, which shall be considered as originals and shall have the same legal effect, validity and enforceability as a paper record. This Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts shall be one and the same Agreement.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed Agreement which has been converted into electronic form (such as scanned into “.pdf” format), or an electronically signed Agreement converted into another format, for transmission, delivery and/or retention.
(e)Any provision of this Agreement held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(f)The terms of the Credit Agreement with respect to governing law, submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.
[remainder of page intentionally left blank]

Teledyne Confidential; Commercially Sensitive Business Data
4

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

COMPANY:	TELEDYNE TECHNOLOGIES INCORPORATED, a Delaware corporation

By: /s/ Susan L. Main___________________ Name: Susan L. Main Title: Senior Vice President and Chief Financial Officer

DESIGNATED BORROWERS:
TELEDYNE NETHERLANDS B.V.,
a Dutch company with limited liability having its official seat (statutaire zetel) in Amsterdam, the Netherlands, registered with the Dutch trade register under number 52020444

By: /s/ Stephen F. Blackwood_____________
Name: Stephen F. Blackwood
Title: Authorized Signatory

TELEDYNE DIGITAL IMAGING, INC.,
an Ontario, Canada corporation

By: /s/ Stephen F. Blackwood_____________
Name: Stephen F. Blackwood
Title: Senior Vice President and Treasurer

Teledyne Confidential; Commercially Sensitive Business Data
TELEDYNE TECHNOLOGIES INCORPORATED
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SUBSIDIARY GUARANTORS	TELEDYNE FLIR, LLC, a Delaware limited liability company By: /s/ Susan L. Main___________________ Name: Susan L. Main Title: Senior Vice President

Teledyne Confidential; Commercially Sensitive Business Data
TELEDYNE TECHNOLOGIES INCORPORATED
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT:    BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Maurice Washington
Name: Maurice Washington
Title: Vice President

Teledyne Confidential; Commercially Sensitive Business Data
TELEDYNE TECHNOLOGIES INCORPORATED
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:	BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By: _/s/ Mukesh Singh_______________________ Name: Mukesh Singh Title: Director

Teledyne Confidential; Commercially Sensitive Business Data
TELEDYNE TECHNOLOGIES INCORPORATED
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender

By: __/s/ Jonathan Bennett_____________________ Name: Jonathan Bennett Title: Executive Director

Teledyne Confidential; Commercially Sensitive Business Data
TELEDYNE TECHNOLOGIES INCORPORATED
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: __/s/ Steven L. Sawyer__________________________ Name: Steven L. Sawyer Title: Senior Vice President

Teledyne Confidential; Commercially Sensitive Business Data
TELEDYNE TECHNOLOGIES INCORPORATED
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF MONTREAL, as a Lender

By: __/s/ Joshua Hovermale_____ Name: Joshua Hovermale Title: Director

Teledyne Confidential; Commercially Sensitive Business Data
TELEDYNE TECHNOLOGIES INCORPORATED
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

MUFG BANK, LTD., as a Lender

By: __/s/ Victor Pierzchalski___________________________ Name: Victor Pierzchalski Title: Authorized Signatory

Teledyne Confidential; Commercially Sensitive Business Data
TELEDYNE TECHNOLOGIES INCORPORATED
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: __/s/ Sean Piper___________________ Name: Sean Piper Title: VP

Teledyne Confidential; Commercially Sensitive Business Data
TELEDYNE TECHNOLOGIES INCORPORATED
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

TRUIST BANK, as a Lender

By: __/s/ Jonathan Hart____________________________ Name: Jonathan Hart Title: Director

Teledyne Confidential; Commercially Sensitive Business Data
TELEDYNE TECHNOLOGIES INCORPORATED
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF THE WEST, as a Lender

By: __/s/ Tricia Landry___________________________ Name: Tricia Landry Title: Director

Teledyne Confidential; Commercially Sensitive Business Data
TELEDYNE TECHNOLOGIES INCORPORATED
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

CITY NATIONAL BANK, as a Lender

By: __/s/ Katie McDowell_________________________ Name: Katie McDowell Title: Senior Vice President

Teledyne Confidential; Commercially Sensitive Business Data
TELEDYNE TECHNOLOGIES INCORPORATED
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By: __/s/ Tomoko Hoffman________________________ Name: Tomoko Hoffman, #22682 Title: SVP

Teledyne Confidential; Commercially Sensitive Business Data
TELEDYNE TECHNOLOGIES INCORPORATED
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF NEW YORK MELLON, as a Lender

By: __/s/_John T. Smathers_______________________ Name: John T. Smathers Title: Director

Teledyne Confidential; Commercially Sensitive Business Data
TELEDYNE TECHNOLOGIES INCORPORATED
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THE NORTHERN TRUST COMPANY, as a Lender

By: __/s/_Jeffrey Leets___________________________ Name: Jeffrey Leets Title: Vice President

Teledyne Confidential; Commercially Sensitive Business Data
TELEDYNE TECHNOLOGIES INCORPORATED
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION, as a Lender

By: __/s/_David Raczka_________________________ Name: David Raczka Title: Senior Vice President

Teledyne Confidential; Commercially Sensitive Business Data
TELEDYNE TECHNOLOGIES INCORPORATED
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Appendix A

TERMS APPLICABLE TO ALTERNATIVE CURRENCY LOANS

1.    Defined Terms. The following terms shall have the meanings set forth below:
“Administrative Agent’s Office” means, with respect to any currency, the Administrative Agent’s address and, as appropriate, account specified in the Credit Agreement with respect to such currency, or such other address or account with respect to such currency as the Administrative Agent may from time to time notify the Company and the Lenders.
“Alternative Currency” means each of the following currencies: Euro, Canadian Dollar, Swedish Krona (solely with respect to issuing Letters of Credit), Sterling and each other currency (other than Dollars) that is approved in accordance with Section 1.05 of the Credit Agreement.
“Alternative Currency Daily Rate” means, for any day, with respect to any extension of credit under the Credit Agreement denominated in Sterling, the rate per annum equal to SONIA determined pursuant to the definition thereof plus the SONIA Adjustment; provided, that, if any Alternative Currency Daily Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. Any change in an Alternative Currency Daily Rate shall be effective from and including the date of such change without further notice.
“Alternative Currency Daily Rate Loan” means a Loan that bears interest at a rate based on the definition of “Alternative Currency Daily Rate.” All Alternative Currency Daily Rate Loans must be denominated in an Alternative Currency.
1“Alternative Currency Loan” means an Alternative Currency Daily Rate Loan or an Alternative Currency Term Rate Loan, as applicable.
“Alternative Currency Term Rate” means, for any Interest Period, with respect to any extension of credit under the Credit Agreement:
(a)denominated in Euros, the rate per annum equal to the Euro Interbank Offered Rate (“EURIBOR”), as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) on the day that is two TARGET Days preceding the first day of such Interest Period with a term equivalent to such Interest Period; and
(b)denominated in Canadian Dollars, the rate per annum equal to the Canadian Dollar Offered Rate, as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) (the “CDOR Rate”) on the first day of such Interest Period (or if such day is not a Business Day, then on the immediately preceding Business Day) with a term equivalent to such Interest Period;
provided, that, if any Alternative Currency Term Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement;

Teledyne Confidential; Commercially Sensitive Business Data
CHAR2\2468338v6

“Alternative Currency Term Rate Loan” means a Loan that bears interest at a rate based on the definition of “Alternative Currency Term Rate.” All Alternative Currency Term Rate Loans must be denominated in an Alternative Currency.

“Applicable Authority” means, with respect to any Alternative Currency, the applicable administrator for the Relevant Rate for such Alternative Currency or any governmental authority having jurisdiction over the Administrative Agent or such administrator.
“Applicable Rate” means the Applicable Rate, Applicable Margin or any similar or analogous definition in the Credit Agreement.
“Base Rate” means the Base Rate or any similar or analogous definition in the Credit Agreement.
“Base Rate Loans” means a Loan that bears interest at a rate based on the Base Rate.
“Borrowing” means a Borrowing or any similar or analogous definition in the Credit Agreement.
1“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located; provided that
(a)    if such day relates to any interest rate settings as to an Alternative Currency Loan denominated in Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such Alternative Currency Loan, or any other dealings in Euro to be carried out pursuant to this Agreement in respect of any such Alternative Currency Loan, means a Business Day that is also a TARGET Day;
(b)    if such day relates to any interest rate settings as to an Alternative Currency Loan denominated in Sterling, means a day other than a day banks are closed for general business in London because such day is a Saturday, Sunday or a legal holiday under the laws of the United Kingdom; and
(c)    if such day relates to any fundings, disbursements, settlements and payments in a currency other than Euro in respect of an Alternative Currency Loan denominated in a currency other than Euro, or any other dealings in any currency other than Euro to be carried out pursuant to this Agreement in respect of any such Alternative Currency Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency.
“Canadian Prime Rate” means, for any day, a fluctuating rate of interest per annum equal to the per annum rate of interest announced as the “prime rate” of the Canada branch of the Administrative Agent which it quotes or establishes for such day as its reference rate of interest in order to determine interest rates for commercial loans in Canadian Dollars in Canada to its Canadian borrowers. Such prime rate is based on various factors including cost and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the

Teledyne Confidential; Commercially Sensitive Business Data
CHAR2\2468338v6

“prime rate” shall take effect at the opening of business on the day specified in the public announcement of such change.
“Canadian Prime Rate Loan” means an Alternative Currency Loan that bears interest based on the Canadian Prime Rate. All Canadian Prime Rate Loans shall be denominated in Canadian Dollars.
“CDOR Rate” has the meaning specified in clause (b) of the definition of “Alternative Currency Term Rate.”
“Conforming Changes” means, with respect to the use, administration of or any conventions associated with SONIA, EURIBOR, the CDOR Rate or any proposed Successor Rate for any currency, any conforming changes to the definitions of “SONIA”, “EURIBOR”, “CDOR Rate”, “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definition of “Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice for such currency (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate for such currency exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).
“Dollar” and “$” mean lawful money of the United States.
“Dollar Equivalent” means the Dollar Equivalent or any similar or analogous definition in the Credit Agreement.
“Eurocurrency Rate” means Eurocurrency Rate, LIBOR, LIBOR Rate or any similar or analogous definition in the Credit Agreement.
“Eurocurrency Rate Loans” means a Loan that bears interest at a rate based on the Eurocurrency Rate.
“Interest Payment Date” means, (a) as to any Alternative Currency Daily Rate Loan, the last Business Day of each month and the applicable maturity date set forth in the Credit Agreement and (b) as to any Alternative Currency Term Rate Loan, the last day of each Interest Period applicable to such Loan; provided, however, that if any Interest Period for an Alternative Currency Term Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall be Interest Payment Dates.
“Interest Period” means as to each Alternative Currency Term Rate Loan, the period commencing on the date such Alternative Currency Term Rate Loan is disbursed or converted to or continued as an Alternative Currency Term Rate Loan and ending on the date one, three or six months thereafter (in each case, subject to availability for the interest rate applicable to the relevant currency), as selected by the applicable Borrower in its Loan Notice, or such other period that is twelve months or less requested by the applicable Borrower and consented to by all the Lenders; provided that:

Teledyne Confidential; Commercially Sensitive Business Data
CHAR2\2468338v6

(a)    any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of an Alternative Currency Term Rate Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;
(b)    any Interest Period pertaining to an Alternative Currency Term Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and
(c)    no Interest Period shall extend beyond the applicable maturity date set forth in the Credit Agreement.
“Loan Notice” means a Loan Notice or any similar or analogous definition in the Credit Agreement, and such term shall be deemed to include the Loan Notice attached hereto as Exhibit A.
“Relevant Rate” means, with respect to any Loan denominated in (a) Sterling, SONIA, (b) Canadian Dollars, the CDOR Rate and (c) Euros, EURIBOR, as applicable.
“Required Lenders” means the Required Lenders or any similar or analogous definition in the Credit Agreement, subject to Section 2(h) of this Appendix A.
“Revaluation Date” means, with respect to any Loan, each of the following: (a) each date of a Borrowing of an Alternative Currency Loan, (b) with respect to an Alternative Currency Daily Rate Loan, each Interest Payment Date, (c) each date of a continuation of an Alternative Currency Term Rate Loan pursuant to the terms of the Credit Agreement, and (d) such additional dates as the Administrative Agent shall determine or the Required Lenders shall require.
“SONIA” means, with respect to any applicable determination date, the Sterling Overnight Index Average Reference Rate published on the fifth Business Day preceding such date on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time); provided however that if such determination date is not a Business Day, SONIA means such rate that applied on the first Business Day immediately prior thereto.
“SONIA Adjustment” means, with respect to SONIA, 0.0326% (3.26 basis points) per annum.
“Successor Rate” has the meaning set forth in Section 2(h).
“TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilizes a single shared platform and which was launched on November 19, 2007.
“TARGET Day” means any day on which TARGET2 (or, if such payment system ceases to be operative, such other payment system, if any, determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro.

Teledyne Confidential; Commercially Sensitive Business Data
CHAR2\2468338v6

“Type” means, with respect to a Loan, its character as a Base Rate Loan, a Eurocurrency Rate Loan, an Alternative Currency Daily Rate Loan or an Alternative Currency Term Rate Loan.
2.    Terms Applicable to Alternative Currency Loans. From and after the Amendment Effective Date, the parties hereto agree as follows:
(a)    Alternative Currencies. (i) No Alternative Currency shall be considered a currency for which there is a published LIBOR rate, and (ii) any request for a new Loan denominated in an Alternative Currency, or to continue an existing Loan denominated in an Alternative Currency, shall be deemed to be a request for a new Loan bearing interest at the Alternative Currency Daily Rate or Alternative Currency Term Rate, as applicable; provided, that, to the extent any Loan bearing interest at the Eurocurrency Rate is outstanding on the Amendment Effective Date, such Loan shall continue to bear interest at the Eurocurrency Rate until the end of the current Interest Period or payment period applicable to such Loan unless, in the case of a Loan that bears interest at a daily floating rate, such daily floating rate is no longer representative or being made available, in which case such Loan shall bear interest at the applicable Alternative Currency Rate immediately upon the effectiveness of this Agreement.
(b)     References to Eurocurrency Rate and Eurocurrency Rate Loans in the Credit Agreement and Loan Documents.
(i)     References to the Eurocurrency Rate and Eurocurrency Rate Loans in provisions of the Credit Agreement and the other Loan Documents that are not specifically addressed herein (other than the definitions of Eurocurrency Rate and Eurocurrency Rate Loan) shall be deemed to include Alternative Currency Daily Rates, Alternative Currency Term Rates, and Alternative Currency Loans, as applicable.
(ii)     For purposes of any requirement for the Borrowers to compensate Lenders for losses in the Credit Agreement resulting from any continuation, conversion, payment or prepayment of any Alternative Currency Loan on a day other than the last day of any Interest Period (as defined in the Credit Agreement), references to the Interest Period (as defined in the Credit Agreement) shall be deemed to include any relevant interest payment date or payment period for an Alternative Currency Loan.
(c)     Interest Rates. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “Alternative Currency Daily Rate”, “Alternative Currency Term Rate” or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate or the effect of any of the foregoing, or of any Conforming Changes.
(d)    Revaluation Dates. The Administrative Agent shall determine the Dollar Equivalent amounts of Borrowings and Loans denominated in Alternative Currencies. Such Dollar Equivalent shall become effective as of such Revaluation Date and shall be the Dollar Equivalent of such amounts until the next Revaluation Date to occur.
(e)    Borrowings and Continuations of Alternative Currency Loans. In addition to any other borrowing requirements set forth in the Credit Agreement:

Teledyne Confidential; Commercially Sensitive Business Data
CHAR2\2468338v6

(i)    Alternative Currency Loans. Each Borrowing of Alternative Currency Loans, and each continuation of an Alternative Currency Term Rate Loan shall be made upon the applicable Borrower’s irrevocable notice to the Administrative Agent, which may be given by (A) telephone or (B) a Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of a Loan Notice. Each such Loan Notice must be received by the Administrative Agent not later than 11:00 a.m. (Eastern time) three Business Days (or five Business Days in the case of a Special Notice Currency or a Loan bearing interest based on SONIA) prior to the requested date of any Borrowing or, in the case of Alternative Currency Term Rate Loans, any continuation. Each Borrowing of or continuation of Alternative Currency Loans shall be in a principal amount of the Dollar Equivalent of $3,000,000 or a whole multiple of the Dollar Equivalent of $500,000 in excess thereof. Each Loan Notice shall specify (i) whether the applicable Borrower is requesting a Borrowing or a continuation of Alternative Currency Term Rate Loans, (ii) the requested date of the Borrowing or continuation, as the case may be (which shall be a Business Day), (iii) the currency and principal amount of Loans to be borrowed or continued, (iv) the Type of Loans to be borrowed, (v) if applicable, the duration of the Interest Period with respect thereto. If the applicable Borrower fails to specify a currency in a Loan Notice requesting a Borrowing, then the Loans so requested shall be made in Dollars. If the applicable Borrower fails to specify a Type of Loan in a Loan Notice or if such Borrower fails to give a timely notice requesting a continuation, then the applicable Loans shall be made as Base Rate Loans denominated in Dollars; provided, however, that in the case of a failure to timely request a continuation of Alternative Currency Term Rate Loans, such Loans shall be continued as Alternative Currency Term Rate Loans in their original currency with an Interest Period of one (1) month. If the applicable Borrower requests a Borrowing of or continuation of Alternative Currency Term Rate Loans in any such Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. Except as otherwise specified in the Credit Agreement, no Alternative Currency Loan may be converted into or continued as a Loan denominated in a different currency, but instead must be repaid in the original currency of such Alternative Currency Loan and reborrowed in the other currency.
(ii)    Conforming Changes. With respect to any Alternative Currency Rate the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein, in the Credit Agreement or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement, the Credit Agreement or any other Loan Document; provided, that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrowers and the Lenders reasonably promptly after such amendment becomes effective.
(iii)    Loan Notice. For purposes of a Borrowing of Alternative Currency Loans, or a continuation of and Alternative Currency Term Rate Loan, the applicable Borrower shall use the Loan Notice attached hereto as Exhibit A.
(f)    Interest.

Teledyne Confidential; Commercially Sensitive Business Data
CHAR2\2468338v6

    (i)    Subject to the provisions of the Credit Agreement with respect to default interest, (x) each Alternative Currency Daily Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Alternative Currency Daily Rate plus the Applicable Rate; and (y) each Alternative Currency Term Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Alternative Currency Term Rate for such Interest Period plus the Applicable Rate.
    (ii)    Interest on each Alternative Currency Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified the Credit Agreement. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any debtor relief law.
(g)     Computations. All computations of interest for Alternative Currency Loans (other than Loans bearing interest based on EURIBOR, which shall be made on the basis of a year of 360 days) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed, or, in the case of interest in respect of Alternative Currency Loans as to which market practice differs from the foregoing, in accordance with such market practice. Interest shall accrue on each Alternative Currency Loans for the day on which the Alternative Currency Loans is made, and shall not accrue on an Alternative Currency Loans, or any portion thereof, for the day on which the Alternative Currency Loans or such portion is paid, provided that any Alternative Currency Loans that is repaid on the same day on which it is made shall, subject to the terms of the Credit Agreement, bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.
(h)    Inability to Determine Rate; Successor Rates.
    (i)    Defined Terms. For purposes of this Section 2(h), those Lenders that either have not made, or do not have an obligation under the Credit Agreement to make, the relevant Loans in the relevant Alternative Currency shall be excluded from any determination of Required Lenders.
    (ii)    Inability to Determine Rates. If in connection with any request for an Alternative Currency Loan or a continuation of any of such Loans, as applicable, (A) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (x) no Successor Rate for the Relevant Rate for the applicable currency has been determined in accordance with Section 2(h)(iii) and the circumstances under clause (x) of Section 2(h)(iii) or the Scheduled Unavailability Date has occurred with respect to such Relevant Rate (as applicable), or (y) adequate and reasonable means do not otherwise exist for determining the Relevant Rate for the applicable currency for any determination date(s) or requested Interest Period, as applicable, with respect to a proposed Alternative Currency Loan, or (B) the Administrative Agent or the Required Lenders determine that for any reason that the Relevant Rate with respect to a proposed Loan denominated in an a currency for any requested Interest Period or determination date(s) does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Company and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Loans in the affected currencies, as applicable, shall be suspended in each case to

Teledyne Confidential; Commercially Sensitive Business Data
CHAR2\2468338v6

the extent of the affected Alternative Currency Loans or Interest Period or determination date(s), as applicable, in each case until the Administrative Agent (or, in the case of a determination by the Required Lenders described in clause (B) of this Section, until the Administrative Agent upon instruction of the Required Lenders) revokes such notice.
    Upon receipt of such notice, (A) the applicable Borrower may revoke any pending request for a Borrowing of, or continuation of Alternative Currency Loans to the extent of the affected Alternative Currency Loans or Interest Period or determination date(s), as applicable or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans denominated in Dollars in the Dollar Equivalent of the amount specified therein and (B) any outstanding affected Alternative Currency Loans, at the applicable Borrower’s election, shall either (1) be converted into a Borrowing of Base Rate Loans denominated in Dollars in the Dollar Equivalent of the amount of such outstanding Alternative Currency Loan (or in the case of a Borrowing of CDOR Rate Loans, into a Borrowing of Canadian Prime Rate Loans, without giving effect to the CDOR Rate component thereof) immediately, in the case of an Alternative Currency Daily Rate Loan or at the end of the applicable Interest Period, in the case of an Alternative Currency Term Rate Loan or (2) be prepaid in full immediately, in the case of an Alternative Currency Daily Rate Loan, or at the end of the applicable Interest Period, in the case of an Alternative Currency Term Rate Loan; provided that if no election is made by the applicable Borrower (x) in the case of an Alternative Currency Daily Rate Loan, by the date that is three Business Days after receipt by such Borrower of such notice or (y) in the case of an Alternative Currency Term Rate Loan, by the last day of the current Interest Period for the applicable Alternative Currency Term Rate Loan, the applicable Borrower shall be deemed to have elected clause (1) above.
    (iii)    Replacement of Relevant Rate or Successor Rate. Notwithstanding anything to the contrary in this Agreement, the Credit Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Company or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Company) that the Company or Required Lenders (as applicable) have determined, that:
    (x)    adequate and reasonable means do not exist for ascertaining the Relevant Rate for an Alternative Currency because none of the tenors of such Relevant Rate (including any forward-looking term rate thereof) is available or published on a current basis and such circumstances are unlikely to be temporary; or
    (y)    the Applicable Authority has made a public statement identifying a specific date after which all tenors of the Relevant Rate for an Alternative Currency (including any forward-looking term rate thereof) shall or will no longer be representative or made available, or used for determining the interest rate of loans denominated in such Alternative Currency, or shall or will otherwise cease, provided that, in each case, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent that will continue to provide such representative tenor(s) of the Relevant Rate for such Alternative Currency (the latest date on which all tenors of the Relevant Rate for such Alternative Currency (including any forward-looking term rate thereof) are no longer representative or available permanently or indefinitely, the “Scheduled Unavailability Date”); or

Teledyne Confidential; Commercially Sensitive Business Data
CHAR2\2468338v6

    (z)    syndicated loans currently being executed and agented in the United States, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace the Relevant Rate for an Alternative Currency;
or if the events or circumstances of the type described in Section 2(h)(iii)(x), (iii)(y) or (iii)(z) of this Appendix A have occurred with respect to the Successor Rate then in effect, then, the Administrative Agent and the Borrowers may amend this Agreement solely for the purpose of replacing the Relevant Rate for an Alternative Currency or any then current Successor Rate for an Alternative Currency in accordance with this Section 2(h)(iii) with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the United States and denominated in such Alternative Currency for such alternative benchmarks, and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the United States and denominated in such Alternative Currency for such benchmarks, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion and may be periodically updated (and any such proposed rate, including for the avoidance of doubt, any adjustment thereto, a “Successor Rate”), and any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Company unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment.
    The Administrative Agent will promptly (in one or more notices) notify the Company and each Lender of the implementation of any Successor Rate.
    Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.
    Notwithstanding anything else herein or in the Credit Agreement, if at any time any Successor Rate as so determined would otherwise be less than 0%, the Successor Rate will be deemed to be 0% for the purposes of this Agreement and the other Loan Documents.
    In connection with the implementation of a Successor Rate, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Company and the Lenders reasonably promptly after such amendment becomes effective.

Teledyne Confidential; Commercially Sensitive Business Data
CHAR2\2468338v6

Exhibit A

FORM OF LOAN NOTICE
(Alternative Currency Loans)
Date: ___________, _____1
To:    Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of March 4, 2021 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among Teledyne Technologies Incorporated, a Delaware corporation (the “Company”), certain Subsidiaries of the Company party thereto (each, a “Designated Borrower” and, together with the Company, the “Borrowers” and, each a “Borrower”), certain other Subsidiaries of the Company (each a “Subsidiary Guarantor”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

The undersigned hereby requests (select one)2:

Indicate: Borrowing, Conversion or Continuation	Indicate: Borrower Name	Indicate: Requested Amount	Indicate: Currency	Indicate: Alternative Currency Daily Rate Loan or Alternative Currency Term Rate Loan	For Alternative Currency Term Rate Loans Indicate: Interest Period (e.g., 1, 3 or 6 month interest period)

1 Note to Borrowers. All requests submitted under a single Loan Notice must be effective on the same date. If multiple effective dates are needed, multiple Loan Notices will need to be prepared and signed.
2 Note to Borrowers. For multiple borrowings, conversions and/or continuations for a particular facility, fill out a new row for each borrowing/conversion and/or continuation.

The Borrowing, if any, requested herein complies with the requirements set forth in the Credit Agreement.

[TELEDYNE TECHNOLOGIES INCORPORATED, a Delaware corporation]/
[APPLICABLE DESIGNATED BORROWER]

By:
Name:
Title: